SCHEDULE 14A
(Rule 14a-1O1)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-l 1(c) or Rule 14a-12

ADVANCED NEUROMODULATION SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

BOARD OF DIRECTORS OF ADVANCED NEUROMODULATION SYSTEMS, INC.
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a–6 (i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

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(4) Date Filed:

Advanced Neuromodulation Systems, Inc.
6501 Windcrest Drive, Suite 100
Plano, Texas 75024

April 10, 2001

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Advanced Neuromodulation Systems, Inc. at 6501 Windcrest Drive, Suite 100, Plano, Texas on May 23, 2001, at 10:00 a.m. (CST).

This Notice of Annual Meeting and Proxy Statement describes the business to be transacted at the meeting and provides other information concerning ANS that you should be aware of when you vote your shares.

The principal business of the Annual Meeting will be to re-elect our Board of Directors and to consider and act upon other business as may properly come before the meeting. As in prior years, we plan to review the status of our business and answer any questions you may have. We will also conduct a tour of our state-of-the-art facility after the close of the Annual Meeting.

It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible. Return of your proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares in person.

On behalf of the Board of Directors and all of ANS, I would like to sincerely express our appreciation for your continued support and interest.

Sincerely,

/s/Christopher G. Chavez
Christopher G. Chavez
President and CEO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 23, 2001

10:00 a.m. (CST)

6501 Windcrest Drive, Suite 100

Plano, Texas 75025

The purpose of our Annual Meeting is to:

  Elect seven Directors for the ensuing year; and
  To consider and act upon such other business as may properly come before the meeting or any adjournment(s) thereof.

The proxy statement and accompanying proxy cards are being sent to shareholders on or about April 10, 2001.

You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on March 30, 2001. The stock transfer books will not be closed. Our Annual Report for the fiscal year ended December 31, 2000 is enclosed. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

By Order of the Board of Directors,

/s/F. Robert Merrill III
F. Robert Merrill III
Executive Vice President-Finance, Chief Financial Officer, Treasurer and Secretary

April 10, 2001

TABLE OF CONTENTS

Questions and Answers	1
Security Ownership of Management and Principal Shareholders	4
Election of Directors	6
Meetings and Committees of the Board of Directors	8
Executive Officers	10
Compensation of Executive Officers	12
Employment Contracts	14
Compensation Committee Report	15
Performance Graph	17
Audit Committee Report	18
Other Information	19
Exhibit A	A-1

QUESTIONS AND ANSWERS

What am I voting for?	ANS’ Board of Directors is asking you to vote to elect seven directors for the ensuing year. You will also be asked to consider and act upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Where will the meeting be held?	Our meeting will be held on May 23, 2001. The meeting will begin at 10:00 a.m. (CST) and will be held at our facility located at 6501 Windcrest Drive, Suite 100, Plano, Texas 75024.

Who is entitled to vote?	Shareholders at the close of business on March 30, 2001 (the record date) will be the only persons entitled to vote. On that date, there were 8,913,359 shares of common stock outstanding and entitled to vote at the Annual Meeting.

How do I cast my vote?	All shareholders may vote by mail by completing, dating, and signing the enclosed proxy card. Please mail your proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares in person. Proxies properly signed and received in time for the meeting, will be voted as instructed.

How many votes do I have?	Each share of ANS common stock that you own entitles you to one vote.

What if I receive more than one proxy card?	You may have shares that are in more than one account or are registered differently. You should sign and return all of the proxy cards to guarantee that all of your shares are voted. If you would like to receive only one proxy card in the future, please contact ANS’ transfer agent, Computershare Investor Services LLC at (800) 357-1910.

What if I return my proxy, but do not mark it to show my vote?	If you do not indicate how you want to vote but have returned a signed and dated proxy card, it will be considered a vote FOR approval of each proposal.

What if other items come up during the Annual Meeting?	When you return your signed and dated proxy, you give discretionary authority to vote on your behalf to Hugh M. Morrison, Chairman of the Board and F. Robert Merrill III, Secretary.

Can I change my vote?	At any time before the Annual Meeting on May 23, 2001, you can change your vote by returning a completed and signed proxy that has a later date than your original proxy. You can also change your vote by written revocation addressed to the Secretary of the Company or by voting in person at the Annual Meeting.

How do I vote if I decide to attend the Annual Meeting?	If you attend the Annual Meeting, you may request a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 30, 2001, the record date for voting.

QUESTIONS AND ANSWERS

What vote is required to approve the proposal?	Assuming the presence of a quorum, the seven director nominees who receive the highest number of affirmative votes will be elected as directors. Votes may be cast in favor of or withheld from a director nominee. Votes that are withheld from a particular nominee will be excluded entirely from the votes and will not affect the outcome of the vote. Under applicable rules, brokers who hold shares in street name have the authority to vote on the election of directors when they have not received instructions from beneficial owners. Brokers who do not receive instructions are generally entitled to vote on the election of directors.

In the election of directors, shareholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in the proxy statement.

In all other matters, assuming the presence of a quorum, an affirmative vote of a majority of the shares of common stock present in person or represented by proxy is required to pass a proposal.

How are abstentions treated?	Any shareholder who is present at the meeting, either in person or by proxy, but who abstains from voting, will still be counted for purposes of determining whether a quorum exists. An abstention will not be counted as an affirmative or negative vote in the election of the directors. With respect to all other matters, an abstention would have the same effect as a vote against the proposal. Our shareholders have no appraisal rights under Texas law with respect to the proposals specified in the Notice. If you sign your proxy card but do not specify how you want to vote on a proposal, then your shares will be voted FOR that proposal.

What constitutes a quorum?	The presence at the Annual Meeting in person, or by proxy, of the holders of a majority of the outstanding common stock constitutes a quorum. Accordingly, the holders of at least 4,456,680 shares of the common stock must be representated at the meeting in person or by proxy to have a quorum. You will be considered part of the quorum if you return a signed and dated proxy card or if you attend the meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned until a quorum is obtained. Votes withheld from any director nominee will be counted in determining whether a quorum is reached. In the election of directors, you are not entitled to cumulate your votes nor may you vote for a greater number of persons than the number of nominees named in this Proxy Statement.

Who pays to prepare and mail the proxies?	ANS will pay all of the costs associated with preparing, mailing and soliciting the proxies. We will ask banks and brokers holding shares of the stock to forward copies of the proxy material to the beneficial owners of ANS common stock and to obtain the authority to execute proxies. In return, ANS will reimburse banks and brokers for their out-of-pocket expenses.

In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone, or otherwise.

QUESTIONS AND ANSWERS

How do I submit a shareholder proposal for next year’s Annual Meeting?	Your proposal will be included in the 2002 proxy statement if it is submitted in accordance with the proxy rules of the Securities and Exchange Commission (SEC), is a proposal that we would be required to include in the proxy statement pursuant to SEC rules, and is received at our corporate office no later than December 10, 2001. Under the SEC's rules, proposals of shareholders must conform to certain requirements as to form and may be omitted from the proxy materials under certain circumstances.

Where can I find the voting results of the Annual Meeting?	We will announce the voting results at the meeting and will publish the results in our quarterly report on Form 10-Q for the second quarter of 2001. We will file that report with the SEC by mid-August of this year. You can get a copy by contacting Marta Kennedy, Investor Relations, Advanced Neuromodulation Systems, Inc., 6501 Windcrest Drive, Suite 100, Plano, Texas 75024 or by email at m.kennedy@ans-medical.com, or by contacting the SEC at (800) SEC-0330 or www.sec.gov.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINICPAL SHAREHOLDERS

The following table sets forth, as of March 28, 2001, the beneficial ownership of each current director, each nominee for director, the Chief Executive Officer and the four most highly compensated executive officers (the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000 for the year, all executive officers and directors as a group, and each shareholder known to management of the Company to own beneficially more than 5% of the outstanding common stock.

Name and Address                             Amount and Nature of       Percent
of Beneficial Owner                          Beneficial Ownership(1)  of Class(2)
--------------------------------             -----------------------  -----------

T. Rowe Price Associates, Inc.                     954,800(3)            10.71%
100 East Pratt
Baltimore, Maryland  21202

Westfield Capital Management Co., Inc.             775,900(4)             8.70%
One Financial Center
Boston, Massachusetts 02111

DCF Capital, L.L.C.                                720,600(5)             8.08%
660 Steamboat Road
Greenwich, Connecticut  06830

Brookside Capital Partners Fund, L.P.              507,300(6)             5.69%
Two Copley Plaza
Boston, Massachusetts 02116

Anthony J. Varrichio                               481,711                5.40%
One Hemlock Lane
Flanders, New Jersey 07836

Christopher G. Chavez                              189,775(7)             2.09%
4437 Cordova Lane
McKinney, Texas  75070

Hugh M. Morrison                                    53,250(8)               *
2517 Bluebonnet Boulevard
Houston, Texas  77030

Robert C. Eberhart, Ph.D.                           23,925(9)               *
10519 Royal Springs
Dallas, Texas  75229

A. Ronald Lerner                                   113,750(9)             1.28%
2340 Three Bears Road
Bozeman, Montana  59719

Richard D. Nikolaev                                 46,250(10)              *
11835 N. 83rd Place
Scottsdale, Arizona  85260

Michael J. Torma, M.D.                              11,250(11)              *
1029 Delaware
Shreveport, Louisiana  71106

SECURITY OWNERSHIP OF MANAGEMENT AND PRINICPAL SHAREHOLDERS

Name and Address                              Amount and Nature of      Percent
of Beneficial Owner                          Beneficial Ownership(1)  of Class(2)
-----------------------------------          -----------------------  -----------

Joseph E. Laptewicz, Jr.                            11,250(12)              *
119 Trent Lane
Chocowinity, North Carolina  27817

F. Robert Merrill III                               71,676(13)              *
3329 Leigh Drive
Plano, Texas  75025

Scott F. Drees                                     113,675(11)            1.26%
834 Parkwood Court
McKinney, Texas  75070

Alan W. Mock                                        28,500(11)              *
5212 N. Meadow Ridge Circle
McKinney, Texas  75070

John H. Erickson                                    48,750(14)              *
3516 Interlaken Drive
Plano, Texas 75075

All directors and executive officers
as a group, including those
named above (15 persons)                         1,344,110(15)           14.14%
------------------------------------------------------------
 *   Less than 1.0%
(1)  Unless otherwise noted and subject to community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)  Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(3)  Based on information obtained by the Company from Schedule 13G filed by T.
     Rowe Price Associates, Inc. dated February 12, 2001. T. Rowe Price
     Associates, Inc. is deemed to have beneficial ownership of 954,800 shares of the Company’s common stock as of December 31, 2000.
(4)  Based on information obtained by the Company from Schedule 13G filed by
     Westfield Capital Management Co., Inc. dated January 26, 2001. Westfield
     Capital Management Co., Inc. is deemed to have beneficial ownership of
     775,900 shares of the Company’s common stock as of December 31, 2000.
(5)  Based on information obtained by the Company from DCF Capital, L.L.C.
     DCF Capital, L.L.C. is deemed to have beneficial ownership of 720,600 shares of the Company's common stock as of March 26, 2001.
(6)  Based on information obtained by the Company from Schedule 13G filed by
     Brookside Capital Partners Fund, L.P. dated March 23, 2001. Brookside
     Capital Partners Fund, L.P. is deemed to have beneficial ownership of
     507,300 shares of the Company’s common stock as of March 14, 2001.
(7)  Includes 186,875 shares subject to options.
(8)  Includes 27,500 shares subject to options.
(9)  Includes 3,750 shares subject to options.
(10) Includes 16,250 shares subject to options.
(11) Consists entirely of shares subject to options.
(12) Includes 9,250 shares subject to options.
(13) Includes 62,525 shares subject to options.
(14) Includes 44,250 shares subject options.
(15) Includes 593,075 shares subject to options.

ELECTION OF DIRECTORS

Seven directors are nominated for election at the Annual Meeting. Each director will serve until the next annual meeting of shareholders or until his successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the seven nominees listed in the table that follows, except where authority is specifically withheld by the shareholder.

All nominees are incumbent directors. If any of the nominees should become unable to accept the election, or for good cause will not accept the election, the person named in the proxy may vote for such other person or persons as may be designated by the Board of Directors, or the Board of Directors can vote to reduce the size of the Board. Each of the nominees named below has indicated his willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve.

The nominees for directors of the Company are as follows:

                                Principal Occupation or Employment During the          Director of
Name                            Past Five Years                                    Age  ANS Since
------------------------------- ------------------------------------------------  ----- -----------

Hugh M. Morrison(1)             President and Chief Executive Officer of Clean     54      1983
                                Acquisition, Inc. and Pilgrim Cleaners, Inc.
                                since March 1996; Independent Business Consultant
                                and Investor from January 1993 to February 1996;
                                Chairman of the Board of the Company since
                                January 1998.

Robert C. Eberhart, Ph.D.(1,2)  Professor of Engineering in Surgery, University    64      1994
                                of Texas Southwestern Medical Center, Dallas,
                                Texas; Director, Biomedical Engineering,
                                University of Texas at Arlington, Arlington,
                                Texas since September 1983; Chairman, Joint
                                Program in Biomedical Engineering, University of
                                Texas Southwestern Medical Center, Dallas, Texas,
                                and University of Texas at Arlington, Arlington,
                                Texas from September 1983 to December 1999.

Michael J. Torma, M.D.(1,2)     Vice President–Technology Development of           58      1994
                                Biomedical Research Foundation of Northwest
                                Louisiana and Director of the Center for
                                Biomedical Technology Innovation (CBTI) since
                                September 1996; Chair, Surgical Services of
                                Presbyterian Hospital of Dallas and Chairman of
                                Institute for Surgical Sciences of Presbyterian
                                Healthcare System from October 1992 to September
                                1996.

ELECTION OF DIRECTORS

                                Principal Occupation or Employment During the          Director of
Name                            Past Five Years                                    Age  ANS Since
------------------------------- ------------------------------------------------  ----- -----------

Richard D. Nikolaev (3)         President and Chief Executive Officer, NIKOR       62      1996
                                Enterprises, Inc. since November 1997; President
                                and Chief Executive Officer of Wright Medical
                                Technology, Inc. from November 1995 to November
                                1997; Chief Executive Officer of OsteoBiologics,
                                Inc. from August 1995 to November 1995;
                                Independent Business Consultant from January 1995
                                to July 1995.

Christopher G. Chavez           President, Chief Executive Officer and Director    45      1998
                                of the Company since April 1998; Vice President,
                                Worldwide Marketing and Strategic Planning,
                                Eastman Kodak Company, from April 1997 to
                                November 1997; Vice President and General
                                Manager, Infection Prevention Business Unit of
                                Johnson and Johnson Medical, Inc. (JJMI) from
                                August 1995 to April 1997; Director,
                                International Marketing of JJMI
                                from June 1994 to August 1995; Director of the
                                Health Industry Council since February 1999;
                                Director of Medical Device Manufacturing
                                Association (MDMA) since May 2000.

Joseph E. Laptewicz (3)         Chairman and Chief Executive Officer, Empi, Inc.   52      1998
                                since February 1999; President and Chief
                                Executive Officer, Empi, Inc. from October 1994
                                to January 1999; Director of Angiodynamics, Inc.,
                                a subsidiary of E-Z-EM, Inc. since April 1997.

A. Ronald Lerner (3)            Independent Business Consultant and Investor       55      1999
                                since January 2000; Founder and President,
                                Trendalysis Securities from March 1991 to
                                December 1999; Founder and President, Cypress
                                Asset Management, Inc. from March 1996 to June
                                1999; Founder and President, Prometheus Advisors,
                                Inc. from March 1991 to February 1996.

--------------------------------------------------------------------------------
(1)      Member of the Compensation Committee of the Board of Directors
(2)      Member of the Stock Option Plan Committee of the Board of Directors
(3)      Member of the Audit Committee of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF ALL NOMINEES NAMED ABOVE

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 2000, there were five meetings of the Board of Directors. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the Board of Directors on which he served. The Board has three committees: Audit, Compensation, and Stock Option.

Prior to the Annual Meeting, the Audit Committee consisted of Mr. Laptewicz, Mr. Lerner and Mr. Nikolaev, all of whom are independent outside directors. This committee acts as a liaison between the Board of Directors and the independent auditors. The committee reviews with the independent auditors the planning and scope of financial statement audits, the results of those audits and the adequacy of internal accounting controls. It also monitors other corporate and financial policies. The Audit Committee held four meetings during the year ended December 31, 2000.

Prior to the Annual Meeting, the Compensation Committee consisted of Dr. Eberhart, Mr. Morrison, and Dr. Torma, all of whom are independent outside directors. This committee establishes executive compensation policies and makes recommendations to the Board of Directors. The Compensation Committee held two meetings during the year ended December 31, 2000.

Prior to the Annual Meeting, the Stock Option Committee consisted of Dr. Eberhart and Dr. Torma, both of whom are independent outside directors. This committee is vested with full authority to select participants, grant options, determine the number of shares subject to each option, the exercise price of each option, and in general, to make, administer and interpret such rules and regulations as it deems necessary to administer the Company's Stock Option Plans. The Stock Option Committee held two meeting during the year ended December 31, 2000.

Mr. Morrison, Chairman of the Board, receives an annual retainer of $60,000 and reimbursement of all expenses incurred in attending each Board of Directors’ meeting. Mr. Morrison does not receive any additional compensation for attending Board of Directors' meetings or committee meetings. All other nonmanagement directors receive an annual retainer of $10,000 assuming at least 75% board meeting attendance, a $1,000 director's fee for each Board of Directors' meeting attended, $500 for each committee meeting attended and reimbursement of all expenses incurred in attending such meetings.

Directors and clinical advisors of the Company may be granted nontransferable stock options under certain of the Company's stock option plans. The option price per share for stock options granted to directors and clinical advisors cannot be less than the fair market value per share on the date the option is granted. In addition, the exercise period for options cannot exceed six years and each option vests ratably over a four-year period. During the year ended December 31, 2000, the following directors were issued stock option grants on July 31, 2000 at an exercise price of $14.25:

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Robert C. Eberhart, Ph.D. – 2,500 shares
Joseph E. Laptewicz, Jr. – 2,500 shares
Ronald Lerner – 1,666 shares
Hugh M. Morrison – 2,500 shares
Richard D. Nikolaev – 1,666 shares
Michael J. Torma, M.D. – 2,500 shares

During the year ended December 31, 2000, two directors exercised stock options. In March 2000, Robert C Eberhart, Ph.D. exercised options to purchase 15,450 shares of common stock at an exercise price of $4.25 per share. The net value of such securities to Mr. Eberhart (market value less exercise price) at the time of exercise was approximately $193,202. In December 2000, Joseph E. Laptewicz exercised options to purchase 2,000 shares of common stock at an exercise price of $5.00 per share. The net value of such securities to Mr. Laptewicz (market value less exercise price) at the time of exercise was approximately $29,000.

Our Board has, in accordance with the recommendation of the Audit Committee, chosen the firm of Ernst and Young LLP as our independent auditors for 2001. Following is a summary of fees for the year ended December 31, 2000:

Audit Fees The aggregate fees billed or expected to be billed by Ernst and Young LLP for the professional services rendered for the audit of ANS’ annual financial statements for the fiscal year ended December 31, 2000, review of the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in ANS’ quarterly reports on Form 10-Q for the first three quarters of 2000, were $96,000.

Audit Related Fees The aggregate fees billed or expected to be billed by Ernst and Young LLP for professional services rendered in connection with due diligence and auditing of Hi-tronics Designs, Inc, which was acquired by ANS on January 2, 2001, and services provided in connection with certain Securities and Exchange registration statements were $140,000.

Financial Information System and Implementation Fees No fees were billed by Ernst and Young LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees The aggregate fees billed by Ernst and Young LLP for the fiscal year ended December 31, 2000 for various tax advisory and compliance services, and preparation of federal and state tax returns were $68,000.

EXECUTIVE OFFICERS

The executive officers of the Company are as follows:
                                                                          Executive
                                                                           Officer
       Name             Age                Position                          Since
---------------------- ----- ------------------------------------------- ----------
Christopher G. Chavez    45   President, Chief Executive Officer             1998
                              and Director

F. Robert Merrill III    51   Executive Vice President - Finance; Chief      1981
                              Financial Officer; Treasurer and Secretary

Scott F. Drees           43   Executive Vice President - Sales               1996
                              and Marketing

Anthony J. Varrichio     54   Executive Vice President; General Manager      2001
                              Hi-tronics Designs, Inc.

James P. Calhoun         51   Vice President - Human Resources               1995

Ramon C. Dougan          59   Vice President - North American Sales          1996

John H. Erickson         52   Vice President - Research                      1996
                              and Development

Stuart B. Johnson        54   Vice President - Manufacturing                 1997

W. Alan Mock             44   Vice President - Marketing                     1996

Mr. Chavez has been President, Chief Executive Officer and Director of the Company since April 1998. From April 1997 to November 1997, Mr. Chavez was Vice President, Worldwide Marketing and Strategic Planning of Eastman Kodak Company. From January 1990 to April 1997, Mr. Chavez was employed by Johnson and Johnson Medical, Inc. where he held various positions including Vice President and General Manager of the Infection Prevention Business Unit from August 1995 to April 1997; Director, International Marketing from June 1994 to August 1995 and Director, New Business Development from January 1990 to May 1994.

Mr. Merrill has been Executive Vice President-Finance since March 1998, Chief Financial Officer since April 1994, Secretary since February 1989, and Treasurer since February 1981. Mr. Merrill was acting President and Chief Executive Officer of the Company from January 1998 to April 1998. From July 1995 to March 1998, Mr. Merrill was Senior Vice President-Finance of the Company, and from February 1981 to July 1995, was Vice President-Finance. Mr. Merrill joined the Company in October 1979 as Director of Manufacturing Operations.

EXECUTIVE OFFICERS

Mr. Drees has been Executive Vice President–Sales and Marketing of the Company since March 1998. From April 1996 to March 1998, Mr. Drees was Vice President–Sales and Marketing of the Company. From November 1987 to April 1996, Mr. Drees was employed by St. Jude Medical, Inc., a medical device company, where he held various positions within the sales and marketing area, including Director, North American Sales from August 1990 to April 1996.

Mr. Varrichio has been Executive Vice President of the Company and General Manager of the Company's subsidiary Hi-tronics Designs, Inc. since January 2001. Prior to ANS acquiring Hi-tronics Designs, Inc. in January 2001, Mr. Varrichio served as President and Chairman of the Board for Hi-tronics Designs, Inc., a company he co-founded in 1987.

Mr. Calhoun has been Vice President-Human Resources of the Company since April 1995. From May 1992 to April 1995, Mr. Calhoun was Executive Director of Hogan Quality Institute, a management consulting firm.

Mr. Dougan has been Vice President-North American Sales of the Company since January 2000. Mr. Dougan was Vice President-International Sales of the Company from September 1996 to December 1999 and was Director of International Sales of the Company from April 1995 to August 1996. From May 1993 to March 1995, Mr. Dougan was employed by Neuromed, Inc., the predecessor of the Company which was acquired by the Company in March 1995. Mr. Dougan held various positions within the sales and marketing area at Neuromed, Inc. including Director of International Sales and Marketing.

Mr. Erickson has been Vice President-Research and Development of the Company since September 1996 and was Director of Electronics Research and Development of the Company from January 1996 to September 1996. From August 1982 to October 1995, Mr. Erickson was employed by Orthofix Inc. (formerly American Medical Electronics, Inc.) where he held various positions within the research and development area including Vice President of Research and Development.

Mr. Johnson has been Vice President-Manufacturing of the Company since June 1997 and was Director of Manufacturing of the Company from March 1997 to June 1997. From 1993 to 1997, Mr. Johnson was employed by Orthofix Inc. (formerly American Medical Electronics, Inc.) where he held various positions including Vice President of Corporate Operations.

Mr. Mock has been Vice President-Marketing of the Company since November 1996. From November 1995 to October 1996, Mr. Mock was an Independent Business Consultant. From November 1987 to October 1995, Mr. Mock was employed by DSP Worldwide (formerly Snowden-Pencer, Inc.) where he held various positions within the sales and marketing area including Vice President, Sales and Marketing Operations.

COMPENSATION OF EXECUTIVE OFFICERS

The following tables set forth certain information regarding compensation of the Named Executive Officers for the periods indicated.

                                                      Summary Compensation Table

 ====================================================================================================================

                                     Annual Compensation                  Long-Term Compensation
                             ------------------------------------- --------------------------------------
                                                                            Awards             Payouts
                                                                   -------------------------- -----------
                                                          Other     Restricted    Securities               All other
 Name and                                                 Annual      Stock       Underlying     LTIP      Compen-
 Principal                      Salary        Bonus       Comp.(1)   Award(s)     Options/      Payouts    sation(2)
 Position            Year        ($)           ($)         ($)         ($)        SARs (#)(5)     ($)         ($)
------------------ -------- ------------- ------------- --------- ------------- ------------ ----------- ------------
 Christopher G.      2000      $218,300      $100,410       -           -           43,000        -        $ 5,250
 Chavez(3)           1999      $209,023      $ 95,409       -           -           25,000        -        $ 5,000
 (C.E.O.)            1998      $168,749      $ 75,000       -           -          200,000        -        $ 2,591
 ------------------ -------- ------------- ------------- --------- ------------- ------------ ----------- -----------
 Scott F. Drees      2000      $157,626      $ 36,390       -           -           17,000        -        $ 5,250
 (Executive Vice     1999      $150,529      $ 34,586       -           -           10,000        -        $ 5,000
 President)          1998      $143,750      $ 36,250       -           -          107,000        -        $ 4,937
 ------------------ -------- ------------- ------------- --------- ------------- ------------ ----------- -----------
 F. Robert           2000      $132,067      $ 30,375       -           -           17,000        -        $ 4,981
 Merrill III         1999      $125,612      $ 28,861       -           -           10,000        -        $ 4,676
 (C.F.O.)            1998      $119,963      $ 80,250(4)    -           -           65,000        -        $ 5,000
 ------------------ -------- ------------- ------------- --------- ------------- ------------ ----------- -----------
 Alan W. Mock        2000      $121,273      $ 22,296       -           -           11,500        -        $ 4,400
 (Vice President)    1999      $115,236      $ 21,182       -           -           10,000        -        $ 4,054
                     1998      $109,038      $ 16,500       -           -           25,000        -        $ 3,580
 ------------------ -------- ------------- ------------- --------- ------------- ------------ ----------- -----------
 John H. Erickson    2000      $116,163      $ 26,852       -           -           17,000        -        $ 4,491
 (Vice President)    1999      $107,981      $ 24,806       -           -           20,000        -        $ 3,974
                     1998      $103,587      $ 20,800       -           -           40,000        -        $ 3,363
 ------------------ -------- ------------- ------------- --------- ------------- ------------ ----------- -----------

(1)  None of the Named Executive  Officers  received personal  benefits, securities or property in excess of the lesser of $50,000
     or 10 percent of such individual's reported salary and bonus.
(2)  Reflects matching employer contributions under the Company's Employees
     Savings Plan 401(k).
(3)  Mr. Chavez  joined the Company on April 9, 1998.  The compensation amounts for 1998  reflect  compensation  from April 1998
     through December 1998.
(4)  Includes a $50,000 bonus paid in connection with the sale of the cardiovascular business in January 1998.
(5)  The 1998 year includes new option grants and repriced options.

COMPENSATION OF EXECUTIVE OFFICERS

            Option/SAR Grants in Last Fiscal Year (Individual Grants)
=======================================================================================================================
                            Number of        Percent of                                 Potential Realizable Value at
                           Securities          Total                                    Assumed Annual Rates of Stock
                           Underlying       Options/SARs     Exercise or                   Price Appreciation for
                          Options/SARs       Granted to      Base Price    Expiration            Option Term
         Name              Granted (#)      Employees In       ($/Sh)         Date            5%             10%
                                            Fiscal Year
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
Christopher G. Chavez         17,500           4.14%           $15.375      03/17/10      $169,212         $428,816
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
Christopher G. Chavez            500           0.12%           $12.250      06/01/10       $ 3,852          $ 9,762
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
Christopher G. Chavez         25,000           5.92%           $14.250      07/31/10      $224,044         $567,771
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
Scott F. Drees                 6,700           1.59%           $15.375      03/17/10       $64,784         $164,175
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
Scott F. Drees                   300           0.07%           $12.250      06/01/10       $ 2,311          $ 5,857
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
Scott F. Drees                10,000           2.37%           $14.250      07/31/10       $89,617         $227,108
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
F. Robert Merrill III          6,700           1.59%           $15.375      03/17/10       $64,784         $164,175
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
F. Robert Merrill III            300           0.07%           $12.250      06/01/10       $ 2,311          $ 5,857
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
F. Robert Merrill III         10,000           2.37%           $14.250      07/31/10       $89,617         $227,108
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
Alan W. Mock                   4,000           0.95%            $9.375      01/03/10       $23,584          $59,765
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
Alan W. Mock                   7,500           1.78%           $14.250      07/31/10       $67,213         $170,331
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
John H. Erickson               7,000           1.66%           $15.375      03/17/10       $67,685         $171,527
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------
John H. Erickson              10,000           2.37%           $14.250      07/31/10       $89,617         $227,108
------------------------ ---------------- ----------------- -------------- ------------ -------------- ----------------

               Aggregated Option/SAR Exercises in Last Fiscal Year
                      And Fiscal Year End Option/SAR Values

===================================================================================================================
                                                            Number of Securities         Value of Unexercised
                                Shares                     Underlying Unexercised      In-the-Money Options/SARs
                               Acquired       Value       Options/SARs at FY-end (#)          at FY-end ($) (1)
                             on Exercise     Realized    --------------------------- ------------------------------
           Name                  (#)           ($)       Exercisable   Unexercisable  Exercisable    Unexercisable
---------------------------- ------------- ------------- ------------- ------------- -------------- ---------------
Christopher G. Chavez           15,000       $228,750      141,250       111,750      $2,161,563      $1,271,250
---------------------------- ------------- ------------- ------------- ------------- -------------- ---------------
F. Robert Merrill III           24,600       $443,357       45,850        37,000       $ 700,881       $ 392,500
---------------------------- ------------- ------------- ------------- ------------- -------------- ---------------
Scott F. Drees                    --            --          95,250        38,750      $1,460,406       $ 419,406
---------------------------- ------------- ------------- ------------- ------------- -------------- ---------------
Alan W. Mock                      --            --          25,000        21,500       $ 380,313       $ 231,500
---------------------------- ------------- ------------- ------------- ------------- -------------- ---------------
John H. Erickson                  --            --          33,750        43,250       $ 510,781       $ 475,469
---------------------------- ------------- ------------- ------------- ------------- -------------- ---------------

(1) Represents the difference between the closing market price of the Common
Stock on the Nasdaq National Market System on December 31, 2000 and the exercise price of the options.

EMPLOYMENT CONTRACTS

Change–in–Control Arrangements     We have entered into change–in–control agreements with each of the executive officers, with the exception of Anthony J. Varrichio. These agreements generally provide that if within two years from the date of a "change in control" of the Company (as defined below), the employment of the executive is terminated without cause, or in the event that the executive terminates his or her employment with us based on a change in or diminishment of his or her responsibilities, or a reduction in salary, such executive will be entitled to severance pay as provided for in his or her agreement. The severance pay for Mr. Chavez would be an amount equal to two times his annual salary and bonus compensation; for Mr. Merrill, Mr. Drees, Mr. Calhoun, Mr. Erickson and Mr. Johnson the severance pay would be an amount equal to one and one-half times each of their respective annual salary and bonus compensation; and for Mr. Dougan and Mr. Mock the severance pay would be an amount equal to one times their respective annual salary and bonus compensation. All of the executives are also entitled to a job search lump sum payment of $25,000. Each of the agreements renews automatically each May, unless the Board of Directors provides at least ninety days notice prior to May that the agreement will not be renewed.

For purposes of each of these agreements, a "change in control" generally means any of the following events: (1) the consummation of a consolidation, merger or other reorganization in which the Company is merged, consolidated or reorganized into or with another corporation or other legal person or in which shares of the Company’s stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of ANS’ common stock immediately prior to the merger own more than 50% of the common stock of the surviving corporation or its ultimate parent immediately after the merger; (2) if at any time the persons serving on ANS’ Board of Directors cease for any reason to constitute at least a majority thereof; and (3) the approval by our shareholders of our complete liquidation or dissolution.

Employment Agreement     We entered into an employment agreement as of January 2, 2001 with Mr. Anthony J. Varrichio, pursuant to which Mr. Varrichio serves as an Executive Vice President of ANS and General Manager of the Company’s subsidiary, Hi-tronics Designs, Inc. Under the employment agreement, which has a term of two years, Mr. Varrichio receives a minimum annual base salary of $150,000. In addition, Mr. Varrichio may receive a performance-based incentive bonus in accordance with Company policy established by the Board of Directors from time to time. Mr. Varrichio is also entitled to employee benefits generally made available to other officers of the Company. If the Company terminates Mr. Varrichio’s employment without cause (as defined in the agreement), Mr. Varrichio will receive severance compensation based on his monthly base salary until the second anniversary date of the agreement (January 2003), or if less than six months remain in the term of the agreement, the Company will pay severance compensation equal to six months of his monthly base salary. The employment agreement also contains confidentiality, trade secret and noncompetition provisions that are intended to protect the Company’s intellectual property, trade secrets and other confidential information.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, comprised of three independent outside directors, recommends compensation strategies, policies, and programs to the Board of Directors and approves annual salary and cash bonus awards to executive officers and long-term incentive awards to all key employees.

The Board of Directors and the Compensation Committee believe that the Company’s success requires a small, but highly motivated professional staff. The Compensation programs, therefore, are primarily designed to attract and retain highly capable executives and key employees, to motivate the performance of executives in support of the achievement of the Company's strategic financial and operating performance objectives and to reward performance that meets this standard.

The Company’s executive compensation program combines base salary, annual bonus, and a stock ownership program to attract and retain executives. Base salary increases and annual bonuses are based, in part, on corporate performance. Compensation is also based on a competitive analysis of compensation paid by other comparable companies, current market conditions for recruiting highly skilled and/or specialized talent, the need to retain key executives, the experience level and market worth of current executives, and individual performance.

Under the Company’s annual bonus program, year-end cash bonuses are awarded to executive officers based on the level of achievement of annual revenue and earnings objectives. Targeted bonus levels for executive officers are established by the Compensation Committee annually.

The stock option programs of the Company are long-term incentive plans for executive officers and key employees that are intended to motivate executives and employees to improve total return to shareholders. Stock options are generally granted annually, with an exercise price of the fair market value of the common stock on the date of the grant. The number of options granted to a recipient is determined using various factors such as the long-term incentives granted to executive officers in companies of comparable size and the contribution of the individual recipient to the Company. To encourage long-term performance, options generally vest over a four-year period.

In addition to using local and national survey data the Company, on occasion, uses the services of independent compensation and benefits consulting firms to provide analysis and recommendations for competitive pay levels and programs.

COMPENSATION COMMITTEE REPORT

In early 2000, the Compensation Committee increased the base salary levels of the Company’s eight executive officers by an average of 4.75%. At year-end 2000, based on performance for 2000, the Compensation Committee granted cash bonuses of $300,198 to those eight executive officers.

The base salary of Mr. Chavez, the Chief Executive Officer of the Company, was increased by 5% to $219,500 in early 2000. The Compensation Committee also established the target bonus in 2000 for Mr. Chavez of 50% of his base salary, with a potential range of 0% to 100% of his base salary, depending on the degree of attainment of the budgeted revenue and earnings objectives of the Company in 2000. Based on 2000 results, the Compensation Committee awarded Mr. Chavez a cash bonus of $100,410, which is part of the $300,198 of total bonuses granted to the Company's eight executive officers for 2000.

In 2000, Mr. Chavez was also granted options to purchase 17,500; 500 and 25,000 shares of common stock (an aggregate of 43,000 shares) at exercise prices of $15.375; $12.25 and $14.25 per share respectively, the fair market value of the stock on the date of each of the grants.

Compensation is excess of $1 million per year realized by any of our five most highly compensated executive officers is not deductible by us for federal income tax purposes unless the compensation arrangement complies with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. We have complied, and intend to continue to comply, with the requirements of Section 162(m).

COMPENSATION COMMITTEE
Hugh M Morrison, Chairman Robert C. Eberhart Michael J. Torma

This Compensation Committee report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this report by reference.

PERFORMANCE GRAPH

The following graph compares the cumulative total return of the Company's common stock during the period commencing December 31, 1995 through December 31, 2000, with the Nasdaq U.S. Market Index and an index of companies within the Standard Industrial Code for Medical Devices, Instruments, and Supplies (the "Peer Index").

ANS	100.00	74.699	67.171	60.848	90.361	196.386
Nasdaq Market Index	100.00	123.036	150.693	212.509	394.921	237.618
Peer Index	100.00	93.676	107.286	120.118	145.647	151.143

450
400
350
300
250
200
150
100
50
Dec. 95
Dec. 96
Dec. 97
Dec. 98
Dec. 99
Dec. 00
ANS
Nasdaq Market Index
Peer Index

The stock price performance depicted in the Performance Graph is not necessarily indicative of future price performance. The Performance Graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of three outside directors who are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Exhibit A to this proxy statement.

Management is responsible for ANS’ internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of ANS’ consolidated financial statements in accordance with generally accepted auditing standards and issuing a report to the Board of Directors on the results of the audit. The Committee's responsibility is to monitor and oversee these processes.

The Committee has met and held discussions with management and Ernst and Young LLP, ANS’ independent auditors. These meetings included sessions at which management was not present. The Committee discussed with Ernst and Young LLP the results of its examination of ANS’ consolidated financial statements, its evaluation of ANS’ internal controls, and its assessment of the overall quality of ANS’ financial controls. Management represented to the Committee that ANS’ consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the consolidated financial statements with management and Ernst and Young LLP. The Committee also discussed with Ernst and Young LLP matters related to the financial reporting process required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Ernst and Young LLP also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed with Ernst and Young LLP that firm’s independence.

Based on the Committee’s discussions with management and Ernst and Young LLP, the Committee’s review of the representations of management, and the report of Ernst and Young LLP to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in ANS’ Annual Report on Form 10-K for the year ended December 31, 2000.

AUDIT COMMITTEE
Richard D. Nikolaev, Chairman Joseph E. Laptewicz A. Ronald Lerner

The Report of the Audit Committee and the information contained in the Report shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C of the Securities Act of 1933, as amended, other than as provided in Item 306 of Regulation S-K thereunder, or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be deemed incorporated into any filings of the Company other than this proxy statement except as specified by the Company.

OTHER INFORMATION

Compliance With Section 16(a) Of The Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.

Upon receipt of the appropriate information, the Company has prepared all Forms 3, 4 and 5 for its non-employee directors and executive officers, subject to their review and signing prior to filing with the SEC. Based solely on the information provided to the Company by individual non-employee directors and executive officers, the Company believes that all filing requirements applicable to such persons were complied with in 2000, except that Robert C. Eberhart, Ph.D., Director, filed a late Form 4 Report of Changes in Beneficial Ownership of Securities with the SEC disclosing the sale of 2,000 shares of the Company's common stock. The sale of the shares was made in May 2000 and the Form 4 was filed with the SEC in June 2000, approximately two weeks late.

Independent Auditor

Ernst and Young LLP has been selected by the Board of Directors as the Company's independent auditor for the current year. Representatives of Ernst and Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Annual Report on Form 10–K

You can request a free copy of ANS’ Annual Report on Form 10-K by writing to Marta Kennedy, Investor Relations, Advanced Neuromodulation Systems, Inc., 6501 Windcrest Drive, Suite 100, Plano, Texas 75024 or by email at m.kennedy@ans-medical.com.

EXHIBIT A

ADVANCED NEUROMODULATION SYSTEMS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

This Charter of the Audit Committee of the Board of Directors of Advanced Neuromodulation Systems, Inc. (the "Company") was adopted and approved by the Company’s Board of Directors on May 24, 2000.

I.     PURPOSE AND SCOPE OF RESPONSIBILITIES

The primary function of the Audit Committee is to assist the Board of Directors in overseeing the Company’s financial reporting process and its outside auditors as required by the federal securities laws. The Audit Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to oversee the Company’s financial reporting process pursuant to federal securities laws.
  review and select the Company’s outside auditors.

II.     MEMBERSHIP REQUIREMENTS AND STRUCTURE

The following shall constitute the membership requirements of the Audit Committee from and after June 14, 2001:

The Audit Committee will consist of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the business judgment and sole discretion of the Board, would interfere with the exercise of such director’s independent judgment as a member of the Audit Committee. All members of the Audit Committee will be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after such person’s appointment to the Audit Committee. At least one member of the Audit Committee will have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background that results in the person’s financial sophistication, including without limitation having served as a company’s chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

EXHIBIT A

The members of the Audit Committee will be elected by the Board annually, until their resignation or until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

The Audit Committee shall meet at least four times annually, or more frequently as they may choose. Any member of the Audit Committee may represent the entire Audit Committee for purposes of any meeting or review.

III.     PROCESSES

The Audit Committee will have all necessary power and authority as it deems appropriate to allow it to fulfill its purpose and scope as set forth in Section I above. The Audit Committee will, in furtherance of its purpose and scope as set forth in Section I above, have the power and authority to:

Review of Reports

  Review and assess the adequacy of this Charter.
  Review with the Chief Financial Officer or other members of the Company’s financial management the audited financial statements of the Company.

Outside Auditor

  Require the outside auditors to provide a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.
  Discuss with the outside auditor any disclosed relationships or services that may affect the objectivity and independence of the auditor.
  Take appropriate action, or recommend to the Board of Directors to take such action, to oversee the independence of the outside auditor.
  Recommend to the Board of Directors the selection or replacement of the outside auditor, based on the Audit Committee’s evaluation of the outside auditor in its sole discretion.

Financial Reporting Processes

  Require that the outside auditor review the financial information included in the Company’s Quarterly Reports on Form 10-Q prior to the Company’s filing of such reports with the Securities and Exchange Commission.
  Recommend to the Board of Directors, based on the review and discussions described above, whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

EXHIBIT A

Proxy Statement Report

  Provide a Report of the Audit Committee in the Company’s annual proxy statement, which Report shall state whether the Audit Committee has (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 as it may be modified or supplemented; and (iii) received from the outside auditor disclosures regarding the auditor’s independence required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and discussed with the outside auditor the auditor’s independence. The Report of the Audit Committee shall also (i) state whether, based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission, and (ii) name each member of the Audit Committee. The following legend or a similar legend shall appear immediately before or after the Report of the Audit Committee in any proxy statement containing such Report:
  The Report of the Audit Committee and the information contained in the Report shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C of the Securities Act of 1933, as amended, other than as provided in Item 306 of Regulation S-K thereunder, or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be deemed incorporated into any filings of the Company other than this proxy statement except as specified by the Company.
  Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

IV.     AUTHORITY AND OUTSIDE AUDITORS

  The outside auditor’s ultimate accountability is to the Company’s Board of Directors and the Audit Committee, as representatives of shareholders. The Board of Directors and the Audit Committee will have the ultimate authority and responsibility to select, evaluate and, if appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement of the Company.
  The Audit Committee will have full authority to retain such advisors and counsel as it deems necessary to fulfill its purpose and scope.

EXHIBIT A

V.     MISCELLANEOUS

  Nothing in this Charter will, or will be deemed to, increase, expand or modify in any manner adverse to any member of the Audit Committee the duties, obligations, or responsibilities of any such member of the Audit Committee, it being the intent and purpose of this Charter to grant enabling power to the Audit Committee.
  Nothing in this Charter will, or will be deemed to, decrease or modify in any manner adverse to any member of the Audit Committee, such member’s right to rely on statements and certifications made by the Company’s officers, employees, agents, counsel, experts and auditors.
  Nothing in this Charter will, or will be deemed to, adversely affect in any manner the rights of members of the Audit Committee to indemnification and advancement of expenses under the Articles of Incorporation or Bylaws of the Company or under any contract, agreement, arrangement or understanding benefiting such member.
  Notwithstanding any other provision of this Charter, no provision of this Charter will, except to the extent required by applicable law, be construed to create any duty, liability or obligation on the part of the Audit Committee or any of its members.

                             (FRONT OF PROXY CARD)

                     ADVANCED NEUROMODULATION SYSTEMS, INC.
                 BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING
              OF SHAREHOLDERS AT 10:00 A.M. WEDNESDAY, MAY 23, 2001
               6501 WINDCREST DRIVE, SUITE 100, PLANO, TEXAS 75024

The undersigned shareholder of Advanced Neuromodulation Systems, Inc. (the
"Company") hereby appoints F. Robert Merrill III and Hugh M. Morrison, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s)
thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN
ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT
INDICATED WITH RESPECT TO ITEM (1) THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE
PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM
(2). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company’s Annual Report and Notice of Meeting and
Proxy Statement, dated April 10, 2001, is hereby acknowledged.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                              (BACK OF PROXY CARD)

                     ADVANCED NEUROMODULATION SYSTEMS, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

      The Board of Directors recommends a vote FOR proposal 1.                  FOR      WITHHOLD    FOR ALL
                                                                                ALL         ALL       EXCEPT
      1.       Election of Directors
           Nominees:  Hugh M. Morrison,  Robert C. Eberhart,  Ph.D., Michael     0           0          0
                      J. Torma,  M.D.,  Richard D. Nikolaev,  Christopher G.
                      Chavez, Joseph E. Laptewicz, Jr. and A. Ronald Lerner

           *(INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write that nominee’s name here:)

           ____________________________________________________________
                                                                                FOR       AGAINST    ABSTAIN
      2.   In their  discretion,  the  proxies are  authorized  to vote upon     0           0          0
           such other  business or matters as may  properly  come before the meeting or any adjournment thereof.

                                                          Dated: _______________________________, 2001

                                                          _________________________________________________________________________
                                                                              (Signature(s) of Shareholder(s))

                                                          (Joint owners must EACH sign. Please sign EXACTLY as your name(s)
                                                          appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                                                          PLEASE SIGN, DATE AND MAIL TODAY.